--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K

                               ----------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2001

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

          Texas                    1-13565                   76-0535259
     (State or Other       (Commission File Number)       (I.R.S. Employer
     Jurisdiction of                                    Identification No.)
      Incorporation)

 3 Greenway Plaza, Suite 2000 Houston,                   77046
                 Texas                                 (Zip Code)
    (Address of principal executive
                offices)

       Registrant's Telephone Number, Including Area Code: (713) 860-0100

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 9. Regulation FD Disclosure.

   In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

   At the recent First Union Securities Conference, management of Encompass Services Corporation (the "Company") acknowledged that some projects in the Company's sales pipeline are not converting to signed contracts as rapidly as anticipated. As part of its normal forecasting process, management said it will be evaluating the impact, if any, this may have on its current annual earnings guidance. When asked if management was confirming its annual guidance, management responded that it was currently reviewing it as part of the Company's normal forecasting process and, as it has historically done, will address its guidance in the Company's quarterly earnings press release.

   As previously announced, the Company will release results for the 2nd quarter ended June 30, 2001, on Monday, August 6, after market close.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENCOMPASS SERVICES CORPORATION


                                                   /s/ Gray H. Muzzy
                                          By: _________________________________
                                              Gray H. Muzzy
                                              Senior Vice President,
                                              General Counsel and Secretary

Date: July 3, 2001

                                       3